1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR THIRD FISCAL QUARTER

  Reports third-quarter earnings per share from continuing operations of 95 cents, an increase of 14% from the prior year’s quarter

  Raises guidance for full fiscal year 2007 earnings per share from continuing operations to $3.81 to $3.83 from $3.76 to $3.80, excluding specified items

Franklin Lakes, NJ (July 26, 2007) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.631 billion for the third fiscal quarter ended June 30, 2007, representing an increase of 12 percent over the prior year period. This quarter’s growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for 3 percentage points of the increase in quarterly revenues.

“We are pleased with our strong results this quarter, with each of our three segments contributing to our growth,” said Edward J. Ludwig, Chairman, President and Chief Executive Officer. “The combination of solid revenue growth and continued margin improvement is allowing us to increase our investment in innovation while at the same time driving double-digit increases in earnings. These results, along with our expectations for the remainder of fiscal 2007, have enabled us to once again increase our earnings outlook for the year.”

Analysis of Third Quarter and Nine-Month Periods of Fiscal Year 2007 and 2006 Earnings
Reported diluted earnings per share from continuing operations were 95 cents for the third quarter of fiscal 2007. The following analysis (Table 1) of diluted earnings per share from continuing operations for the third quarters of fiscal 2007 and 2006 identifies specified items that affect comparability of results between periods. As illustrated, third quarter fiscal 2007 diluted earnings per share from continuing operations of 98 cents, which exclude a specified item, increased by 18 percent over comparable third quarter fiscal 2006 diluted earnings per share from continuing operations of 83 cents. For the nine-month periods, diluted earnings per share from continuing operations of $2.86 for fiscal 2007, which exclude specified items, increased by 14 percent over comparable fiscal 2006 diluted earnings per share from continuing operations of $2.50, which exclude specified items.

(Table 1)	Three Months Ended June 30,				Nine Months Ended June 30,
	FY2007		FY2006	% Change	FY2007		FY2006		% Change

Diluted EPS from Continuing Operations:	$0.95		$0.83	14%	$2.38		$2.33		2%

Specified Items:
In-Process Research and Development Charge	0.03	(1)	-		0.48	(2)	0.21	(2)
Insurance Settlement	-		-		-		(0.04)	(3)
	0.03		-		0.48		0.17
Diluted EPS from Continuing Operations
Excluding Specified Items:	$0.98		$0.83	18%	$2.86		$2.50		14%

(1) Represents the effect on diluted earnings per share from continuing operations of an in-process research and development (“IPR&D”) charge recorded in the third quarter of fiscal 2007 related to the acquisition of Plasso Technology, Ltd. on May 4, 2007 for approximately $10 million.

(2) Represents the effect on diluted earnings per share from continuing operations of the IPR&D charges recorded in the third and first quarters of fiscal 2007 related to the Plasso and TriPath acquisitions, respectively, and in the second quarter of fiscal 2006 related to the GeneOhm acquisition.

(3) Represents the effect on diluted earnings per share from continuing operations in fiscal 2006 related to proceeds received from insurance settlements associated with the Company’s previously owned latex glove business.

Segment Results
In the BD Medical segment, worldwide revenues for the quarter were $882 million, representing an increase of 10 percent from the prior year period. For the nine-month period ended June 30, 2007, the BD Medical segment reported 10 percent revenue growth. Strong sales in the Pharmaceutical Systems unit continued to significantly contribute to the growth of the segment.

In the BD Diagnostics segment, worldwide revenues for the quarter were $492 million, representing an increase of 15 percent from the prior year’s quarter. This growth includes $27 million of revenues from TriPath, which was acquired at the end of the first quarter of fiscal 2007. The Preanalytical Systems unit of the segment reported revenue growth of 9 percent. Third quarter revenues in the Diagnostic Systems unit of the segment increased 23 percent, again including revenues from the TriPath acquisition. For the nine-month period ended June 30, 2007, the BD Diagnostics segment reported 9 percent revenue growth.

In the BD Biosciences segment, worldwide revenues for the quarter were $258 million, representing an increase of 13 percent from the prior year’s quarter. Flow cytometry instrument and reagent sales, as well as sales of advanced bioprocessing products, contributed to growth. For the nine-month period ended June 30, 2007, the BD Biosciences segment reported 12 percent revenue growth, resulting from continued strong sales of those same products.

Geographic Results
Third quarter revenues in the U.S. were $768 million, representing an increase of 10 percent over the prior year period, and include $27 million of revenues from TriPath. Revenues outside the U.S. were $863 million, representing an increase of 13 percent over the prior year period. Approximately 6 percentage points of the increase in international revenues resulted from the favorable impact of foreign currency translation.

For the nine-month period ended June 30, 2007, revenues in the U.S. were $2.243 billion, representing an increase of 10 percent over the prior year period. Revenues outside of the U.S. were $2.466 billion, representing an increase of 10 percent over the prior year period. Approximately 5 percentage points of the increase in international revenues relate to the favorable impact from foreign currency translation.

Fiscal 2007 Outlook for Full Year
The following analysis (Table 2) of estimated diluted earnings per share from continuing operations for the full fiscal year identifies specified items that affect the comparability of results between periods. As illustrated, the Company estimates that diluted earnings per share from continuing operations, excluding specified items, for the full fiscal year 2007 will be in the $3.81 to $3.83 range, representing an increase of approximately 14 to 15 percent over diluted earnings per share from continuing operations, excluding specified items, of $3.34 for the fiscal year 2006.

(Table 2)	Twelve Months Ended
	September 30,
	FY2007	FY2006	% Change
	(Estimated)

Diluted EPS from Continuing Operations:	$3.33-$3.35	$3.18	5%

Specified Items:
In-Process Research and Development Charge(1)	0.48	0.21
Insurance Settlement(2)	-	(0.04)
Rounding	-	(0.01)
	0.48	0.16
Diluted EPS from Continuing Operations
Excluding Specified Items:	$3.81-$3.83	$3.34	14%-15%

(1) Represents the effect on diluted earnings per share from continuing operations of the IPR&D charges recorded in the third and first quarters of fiscal 2007 related to the Plasso and TriPath acquisitions, respectively, and in the second quarter of fiscal 2006 related to the GeneOhm acquisition.

(2) Represents the effect on diluted earnings per share from continuing operations in fiscal 2006 related to proceeds received from insurance settlements associated with the Company’s previously owned latex glove business.

Conference Call Information
A conference call regarding BD’s third fiscal quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (ET) Thursday, July 26, 2007. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-475-6701 (domestic) and 1-320-365-3844 (international), using access code 879048, through the close of business on Thursday, August 2, 2007.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD
BD, a leading global medical technology company that manufactures and sells medical devices, instrument systems and reagents, is dedicated to improving people’s health throughout the world. BD is focused on improving drug therapy, enhancing the quality and speed of diagnosing infectious diseases, and advancing research and discovery of new drugs and vaccines. The Company’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 27,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2007 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended June 30,
	2007	2006	% Change

REVENUES	$1,631,159	$1,457,347	11.9

Cost of products sold	791,071	719,515	9.9
Selling and administrative	412,164	374,565	10.0
Research and development	92,993	76,699	21.2
Acquired in-process research and development	7,394	-	NM
TOTAL OPERATING COSTS
AND EXPENSES	1,303,622	1,170,779	11.3

OPERATING INCOME	327,537	286,568	14.3

Interest expense	(11,598)	(15,425)	(24.8)
Interest income	11,938	12,146	(1.7)
Other expense, net	1,774	(2,385)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	329,651	280,904	17.4

Income tax provision	89,182	69,834	27.7

INCOME FROM CONTINUING OPERATIONS	240,469	211,070	13.9

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION/(BENEFIT) OF
$2,704 AND $(2,865), RESPECTIVELY	4,340	(4,697)	NM

NET INCOME	$244,809	$206,373	18.6

EARNINGS PER SHARE

Basic:
Income from continuing operations	$0.98	$0.86	14.0
Income/(loss) from discontinued operations	$0.02	$(0.02)	NM
Net income	$1.00	$0.84	19.0

Diluted:
Income from continuing operations	$0.95	$0.83	14.5
Income/(loss) from discontinued operations	$0.02	$(0.02)	NM
Net income (1)	$0.96	$0.81	18.5

AVERAGE SHARES OUTSTANDING

Basic	244,918	246,633
Diluted	254,128	255,070

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Three Months Ended June 30,
(Unaudited; Amounts in thousands, except per-share data)

	2007
	As	Plasso	Excluding
	Reported	IPR&D (1)	Item

Operating Income	$327,537	$7,394	$334,931
as a % of revenues	20.1%		20.5%

Income from continuing operations	240,469	7,394	247,863
as a % of revenues	14.7%		15.2%

Diluted earnings per share
Income from continuing operations	$0.95	$0.03	$0.98

(1) Represents the Acquired in-process research and development charge of $7,394 related to the Plasso acquisition.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

	Nine Months Ended June 30,
	2007	2006	% Change

REVENUES	$4,708,607	$4,275,401	10.1

Cost of products sold	2,264,544	2,084,227	8.7
Selling and administrative	1,202,879	1,069,914	12.4
Research and development	259,620	219,473	18.3
Acquired in-process research and development	122,133	53,300	NM
TOTAL OPERATING COSTS
AND EXPENSES	3,849,176	3,426,914	12.3

OPERATING INCOME	859,431	848,487	1.3

Interest expense	(36,152)	(51,990)	(30.5)
Interest income	37,138	43,808	(15.2)
Other expense, net	5,278	(3,999)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	865,695	836,306	3.5

Income tax provision	258,636	238,076	8.6

INCOME FROM CONTINUING OPERATIONS	607,059	598,230	1.5

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION/(BENEFIT) OF
$14,066 AND $(12,127), RESPECTIVELY	23,162	(19,929)	NM

NET INCOME	$630,221	$578,301	9.0

EARNINGS PER SHARE

Basic:
Income from continuing operations	$2.47	$2.42	2.1
Income (loss) from discontinued operations	$0.09	$(0.08)	NM
Net income (1)	$2.57	$2.34	9.8

Diluted:
Income from continuing operations	$2.38	$2.33	2.1
Income (loss) from discontinued operations	$0.09	$(0.08)	NM
Net income	$2.47	$2.25	9.8

AVERAGE SHARES OUTSTANDING

Basic	245,296	247,588
Diluted	255,129	256,500

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Nine Months Ended June 30,
(Unaudited; Amounts in thousands, except per-share data)

	2007
	As	TriPath	Plasso	Excluding
	Reported	IPR&D (1)	IPR&D (1)	Items

Operating Income	$859,431	$114,739	$7,394	$981,564
as a % of revenues	18.3%			20.8%

Income from continuing operations	607,059	114,739	7,394	729,192
as a % of revenues	12.9%			15.5%

Diluted earnings per share
Income from continuing operations	$2.38	$0.45	$0.03	$2.86

(1)	Represents the Acquired in-process research and development charges of $114,739 and $7,394 related to the TriPath and Plasso acquisitions, respectively.

	2006
	As	Insurance	GeneOhm	Excluding
	Reported	Settlement (1)	IPR&D (2)	Items

Selling and administrative	$1,069,914	$17,000	$-	$1,086,914
as a % of revenues	25.0%			25.4%

Operating Income	848,487	(17,000)	53,300	884,787
as a % of revenues	19.8%			20.7%

Income taxes	238,076	(6,460)	-	231,616
effective tax rate	28.5%			26.5%

Income from continuing operations	598,230	(10,540)	53,300	640,990
as a % of revenues	14.0%			15.0%

Diluted earnings per share
Income from continuing operations	$2.33	$(0.04)	$0.21	$2.50

(1)	Represents the effect in 2006 related to proceeds received from insurance settlements in connection with the Company's previously owned latex glove business.

(2)	Represents the Acquired in-process research and development charge of $53,300 related to the GeneOhm acquisition.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
	2007	2006	% Change

BD MEDICAL
United States	$385,546	$359,146	7.4
International	496,440	442,972	12.1
TOTAL	$881,986	$802,118	10.0

BD DIAGNOSTICS
United States	$272,946	$233,428	16.9
International	218,579	193,511	13.0
TOTAL	$491,525	$426,939	15.1

BD BIOSCIENCES
United States	$109,593	$102,547	6.9
International	148,055	125,743	17.7
TOTAL	$257,648	228,290	12.9

TOTAL REVENUES
United States	$768,085	$695,121	10.5
International	863,074	762,226	13.2
TOTAL	$1,631,159	$1,457,347	11.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Nine Months Ended June 30,
	2007	2006	% Change

BD MEDICAL
United States	$1,146,143	$1,056,878	8.4
International	1,406,233	1,265,953	11.1
TOTAL	$2,552,376	$2,322,831	9.9

BD DIAGNOSTICS
United States	$781,644	$686,728	13.8
International	625,512	599,497	4.3
TOTAL	$1,407,156	$1,286,225	9.4

BD BIOSCIENCES
United States	$314,942	$291,878	7.9
International	434,133	374,467	15.9
TOTAL	$749,075	$666,345	12.4

TOTAL REVENUES
United States	$2,242,729	$2,035,484	10.2
International	2,465,878	2,239,917	10.1
TOTAL	$4,708,607	$4,275,401	10.1

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$238,360	$230,123	3.6
Diabetes Care	92,116	88,548	4.0
Pharmaceutical Systems	48,692	34,612	40.7
Ophthalmic Systems	6,378	5,863	8.8
TOTAL	$385,546	$359,146	7.4

BD DIAGNOSTICS
Preanalytical Systems	$139,572	$131,909	5.8
Diagnostic Systems	133,374	101,519	31.4
TOTAL	$272,946	$233,428	16.9

BD BIOSCIENCES
Discovery Labware	$37,907	$35,665	6.3
Immunocytometry Systems	51,234	47,027	8.9
Pharmingen	20,452	19,855	3.0
TOTAL	$109,593	$102,547	6.9

TOTAL UNITED STATES	$768,085	$695,121	10.5

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$233,835	$217,993	7.3	1.6	5.7
Diabetes Care	82,754	75,193	10.1	4.3	5.8
Pharmaceutical Systems	168,057	139,468	20.5	12.6	7.9
Ophthalmic Systems	11,794	10,318	14.3	7.0	7.3
TOTAL	$496,440	$442,972	12.1	5.7	6.4

BD DIAGNOSTICS
Preanalytical Systems	$121,761	$107,589	13.2	6.8	6.4
Diagnostic Systems	96,818	85,922	12.7	7.7	5.0
TOTAL	$218,579	$193,511	13.0	7.2	5.8

BD BIOSCIENCES
Discovery Labware	$32,561	$29,356	10.9	6.1	4.8
Immunocytometry Systems	93,331	76,947	21.3	15.5	5.8
Pharmingen	22,163	19,440	14.0	8.0	6.0
TOTAL	$148,055	$125,743	17.7	12.2	5.5

TOTAL INTERNATIONAL	$863,074	$762,226	13.2	7.1	6.1

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$472,195	$448,116	5.4	2.6	2.8
Diabetes Care	174,870	163,741	6.8	4.2	2.6
Pharmaceutical Systems	216,749	174,080	24.5	18.2	6.3
Ophthalmic Systems	18,172	16,181	12.3	7.6	4.7
TOTAL	$881,986	802,118	10.0	6.4	3.6

BD DIAGNOSTICS
Preanalytical Systems	$261,333	$239,498	9.1	6.2	2.9
Diagnostic Systems	230,192	187,441	22.8	20.5	2.3
TOTAL	$491,525	426,939	15.1	12.5	2.6

BD BIOSCIENCES
Discovery Labware	$70,468	$65,021	8.4	6.2	2.2
Immunocytometry Systems	144,565	123,974	16.6	13.0	3.6
Pharmingen	42,615	39,295	8.4	5.5	2.9
TOTAL	$257,648	228,290	12.9	9.8	3.1

TOTAL REVENUES	$1,631,159	$1,457,347	11.9	8.7	3.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2007	2006	% Change

BD MEDICAL
Medical Surgical Systems	$711,545	$672,438	5.8
Diabetes Care	280,255	272,508	2.8
Pharmaceutical Systems	135,961	95,040	43.1
Ophthalmic Systems	18,382	16,892	8.8
TOTAL	$1,146,143	$1,056,878	8.4

BD DIAGNOSTICS
Preanalytical Systems	$403,211	$380,110	6.1
Diagnostic Systems	378,433	306,618	23.4
TOTAL	$781,644	$686,728	13.8

BD BIOSCIENCES
Discovery Labware	$109,705	$100,828	8.8
Immunocytometry Systems	146,684	133,691	9.7
Pharmingen	58,553	57,359	2.1
TOTAL	$314,942	$291,878	7.9

TOTAL UNITED STATES	$2,242,729	$2,035,484	10.2

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$675,741	$628,421	7.5	3.0	4.5
Diabetes Care	234,491	217,899	7.6	2.9	4.7
Pharmaceutical Systems	462,540	389,912	18.6	11.5	7.1
Ophthalmic Systems	33,461	29,721	12.6	6.0	6.6
TOTAL	$1,406,233	$1,265,953	11.1	5.7	5.4

BD DIAGNOSTICS
Preanalytical Systems	$342,941	$308,413	11.2	5.7	5.5
Diagnostic Systems	282,571	291,084	(2.9)	(6.4)	3.5
TOTAL	$625,512	$599,497	4.3	(0.2)	4.5

BD BIOSCIENCES
Discovery Labware	$94,987	$87,279	8.8	4.8	4.0
Immunocytometry Systems	272,082	226,709	20.0	14.9	5.1
Pharmingen	67,064	60,479	10.9	6.2	4.7
TOTAL	$434,133	$374,467	15.9	11.1	4.8

TOTAL INTERNATIONAL	$2,465,878	$2,239,917	10.1	5.0	5.1

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2007	2006	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,387,286	$1,300,859	6.6	4.5	2.1
Diabetes Care	514,746	490,407	5.0	2.9	2.1
Pharmaceutical Systems	598,501	484,952	23.4	17.7	5.7
Ophthalmic Systems	51,843	46,613	11.2	7.0	4.2
TOTAL	$2,552,376	$2,322,831	9.9	6.9	3.0

BD DIAGNOSTICS
Preanalytical Systems	$746,152	$688,523	8.4	5.9	2.5
Diagnostic Systems	661,004	597,702	10.6	8.9	1.7
TOTAL	$1,407,156	$1,286,225	9.4	7.3	2.1

BD BIOSCIENCES
Discovery Labware	$204,692	$188,107	8.8	7.0	1.8
Immunocytometry Systems	418,766	360,400	16.2	13.0	3.2
Pharmingen	125,617	117,838	6.6	4.2	2.4
TOTAL	$749,075	$666,345	12.4	9.7	2.7

TOTAL REVENUES	$4,708,607	$4,275,401	10.1	7.5	2.6